Business Combinations	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Business Combinations

7.Business Combinations

During 2013, we completed one business combination within the Roto-Rooter segment for $756,000 in cash to increase our market penetration in Pueblo, Colorado.  We made one acquisition within the VITAS segment for $1.5 million in cash to increase our market penetration in Houston, Texas during 2013.  The purchase price of these acquisitions was allocated as follows (in thousands):

Identifiable intangible assets	$1,023
Goodwill	1,212
Other assets and liabilities - net	22
$2,257

During 2012, we completed four business combinations within the Roto-Rooter segment for $5.9 million in cash to increase our market penetration in Bend, Oregon, Boise, Idaho, Shreveport, Louisiana and Ft. Lauderdale, Florida.  We made no acquisitions with the VITAS segment during 2012.  The purchase price of these acquisitions was allocated as follows (in thousands):

Identifiable intangible assets	$373
Goodwill	5,094
Other assets and liabilities - net	433
$5,900

On April 29, 2011, our VITAS segment completed an acquisition of the operating assets of Family Comfort Hospice which is based in Alabama.  This acquisition adds three central Alabama locations serving ten counties to VITAS’ network of hospice programs.  We made no acquisitions within the Roto-Rooter segment during 2011.  The purchase price of this acquisition is allocated as follows (in thousands):

Working capital	$382
Identifiable intangible assets	951
Goodwill	2,320
Other assets and liabilities - net	11
$3,664

The unaudited pro forma results of operations, assuming purchase business combinations completed in 2013 and 2012 were completed on January 1, 2012, do not materially impact the accompanying consolidated financial statements.  The results of operations of each of the above business combinations are included in our results of operations from the date of the respective acquisition.